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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT


                             -------------------------

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

                             -------------------------

                            DATE OF REPORT: May 19, 1999
                          (Date of earliest event reported)


                            PHOTOGEN TECHNOLOGIES, INC.
               (Exact name of registrant as specified in its charter)


       NEVADA                        0-23553                    36-4010347
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
 of incorporation or                                        Identification No.)
 organization)

     7327 OAK RIDGE HIGHWAY, SUITE B
     KNOXVILLE, TENNESSEE                                         37931
     (Address of principal executive offices)                   (Zip Code)

                                   (423) 769-4011
                (Registrant's telephone number including area code)



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ITEM 5.   OTHER EVENTS.

          Photogen Technologies, Inc. (the "Company") issued a press release announcing the preliminary results of an animal feasibility study of its proprietary phototherapeutic technology for use in the treatment of ocular melanoma, a cancer of the eye. The Press Release, dated May 19, 1999, is attached as Exhibit 99 hereto.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  The following exhibit is filed with this report:

99 Press release of the Company, dated May 19, 1999, announcing the preliminary results of an animal feasibility study of its proprietary phototherapeutic technology for use in the treatment of ocular melanoma, a cancer of the eye.

                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Photogen Technologies, Inc.



                                        By: /s/ John Smolik
                                        -----------------------------
                                            John Smolik, President
Date:     May 20, 1999


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                                   EXHIBIT INDEX

Exhibit        Description
No.

99 Press release of the Company, dated May 19, 1999, announcing the preliminary results of an animal feasibility study of its proprietary phototherapeutic technology for use in the treatment of ocular melanoma, a cancer of the eye.